UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
OCTOBER 26, 2010
Date of Report (Date of earliest event reported)
MOLEX INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-7491	36-2369491
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2222 Wellington Court, Lisle, Illinois 60532
(Address and zip code of principal executive offices)
(630) 969-4550
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 26, 2010, Molex Incorporated issued a press release announcing its results of operations for the first quarter ended September 30, 2010. A web cast to discuss earnings and current market conditions will be held on October 26, 2010. A copy of the press release is being furnished as Exhibit 99.1, and a copy of the slides to be presented at the web cast is being furnished as Exhibit 99.2 hereto and incorporated herein by reference.
     The information furnished under Item 2.02 and Item 9.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Exhibit 99.1	Press release of Molex Incorporated dated October 26, 2010

Exhibit 99.2	Slides of Molex Incorporated dated October 26, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2010	MOLEX INCORPORATED
	By:	/s/ Mark R. Pacioni
Mark R. Pacioni
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Press release of Molex Incorporated dated October 26, 2010

Exhibit 99.2	Slides of Molex Incorporated dated October 26, 2010

4